[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                       VANGUARD(R) TARGET RETIREMENT FUNDS
               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 27, 2003

On the back cover, the telephone number for the Participant Access Center should be 1-800-523-1188.

























(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS308  122003